UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2014

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

Amendment and Restatement of Expense Support Agreement

On March 14, 2014, Global Income Trust, Inc. (the “Company”) entered into an amendment and restatement of its expense support and conditional reimbursement agreement (the “Amended and Restated Expense Support Agreement”) with CNL Global Income Advisors, LLC, the Company’s advisor (the “Advisor”) which relates to the payment and reimbursement of asset management fees and personnel expenses owing by the Company to the Advisor for services under the Fourth Amended and Restated Advisory Agreement (the “Advisory Agreement”). Pursuant to the Amended and Restated Expense Support Agreement, the Advisor has agreed to accept forfeitable restricted shares of the Company’s common stock (the “Restricted Stock”) in lieu of cash in payment for up to the full amount of asset management fees and operating-related personnel expenses owed by the Company to the Advisor under the Advisory Agreement for services rendered after December 31, 2013. The amount of such expense support will be equal to the positive excess, if any, of (i) aggregate stockholder cash distributions declared by the Company in the applicable quarter, over (ii) the Company’s aggregate modified funds from operations (as defined in the Amended and Restated Expense Support Agreement) for such quarter, determined each calendar quarter on a non-cumulative basis (the “Expense Support Amount”).

The number of shares of Restricted Stock to be issued to the Advisor will be determined by dividing (x) the Expense Support Amount for the applicable quarter, by (y) the most recent per share public offering price of the Company’s common stock ($10.00 per share), unless and until such time as the Company’s board of directors determines an estimated net asset value (“NAV”) per share for its common stock, at which time the most recent NAV per share will be used in the calculation of the number of shares of Restricted Stock to be issued to the Advisor.

Generally, the Restricted Stock will vest immediately prior to or upon the occurrence of the listing of the Company’s common stock, a merger, a sale of all or substantially all of the Company’s assets or another liquidity or exit event, as described in the Amended and Restated Expense Support Agreement (an “Exit Event”); provided, however, that the Exit Event results in (i) the Exit Event consideration or other value attributable to the Company’s common stock, plus total distributions received by the Company’s stockholders since inception, excluding the Advisor, exceeds, and only to the extent that it exceeds, an amount equal to (ii) 100% of the stockholders’ invested capital, excluding the Advisor, plus a cumulative 6% priority return on invested capital. The Restricted Stock will also vest immediately in the event that the Advisory Agreement is terminated by the Company without cause before an Exit Event occurs, provided that (x) the Company’s most recent NAV, plus total distributions received by the Company’s stockholders, other than the Advisor, prior to such termination of the Advisory Agreement, exceeds, and only to the extent that it exceeds (y) 100% of the stockholders’ invested capital, excluding the Advisor, plus a cumulative 6% priority return on invested capital. The Restricted Stock is subject to immediate and permanent forfeiture if, or to the extent that, it does not vest under the foregoing scenarios, as well as under various circumstances relating to other terminations of the Advisory Agreement.

Under the Amended and Restated Expense Support Agreement, the Company continues to be obligated to repay up to approximately $2.8 million of asset management fees and personnel expenses previously deferred by the Advisor prior to the January 1, 2014, subject to the subordination conditions of certain performance metrics being met within three years of the applicable deferrals.

The Amended and Restated Expense Support Agreement is effective as of January 1, 2014, and will continue unless and until terminated by the Advisor upon 120 days prior written notice to the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Expense Support, Conditional Reimbursement and Restricted Stock Agreement dated March 14, 2014, effective as of January 1, 2014.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: our inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms for us; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at www.incometrust.com. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2014		GLOBAL INCOME TRUST, INC. a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations